                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       6
                          TOP FIVE INDUSTRIES       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      19
                NOTES TO FINANCIAL STATEMENTS      25

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      31
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32

You have a time-tested partner in Van Kampen.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 22, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.8%
Jun 00                                                                            5.7%
Sep 00                                                                            1.3%
Dec 00                                                                            1.9%
Mar 01                                                                            1.3%
Jun 01                                                                            0.3%
Sep 01                                                                           -1.3%
Dec 01                                                                            1.7%
Mar 02                                                                            6.1%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 2000--June 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 00                                                                      6.5%                               3.7%
                                                                            6.5%                               3.7%
                                                                            6.5%                               3.4%
Sept 00                                                                     6.5%                               3.5%
                                                                            6.5%                               3.4%
                                                                            6.5%                               3.4%
Dec 00                                                                      6.5%                               3.4%
                                                                            5.5%                               3.7%
                                                                            5.5%                               3.5%
Mar 01                                                                      5.0%                               2.9%
                                                                            4.5%                               3.3%
                                                                            4.0%                               3.6%
Jun 01                                                                      3.7%                               3.2%
                                                                            3.7%                               2.7%
                                                                            3.5%                               2.7%
Sept 01                                                                     3.0%                               2.6%
                                                                            2.5%                               2.1%
                                                                            2.0%                               1.9%
Dec 01                                                                      1.7%                               1.6%
                                                                            1.7%                               1.1%
                                                                            1.7%                               1.1%
Mar 02                                                                      1.7%                               1.5%
                                                                            1.7%                               1.6%
                                                                            1.7%                               1.2%
Jun 02                                                                      1.7%                               1.1%

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2002)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                  -18.87%    -19.13%    -19.20%
-------------------------------------------------------------------------
Six-month total return(2)               -23.54%    -23.17%    -20.01%
-------------------------------------------------------------------------
One-year total return(2)                -27.13%    -27.05%    -24.00%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                -2.33%     -2.11%     -1.90%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 7.96%      8.06%(3)      N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                11.71%      8.17%(3)    6.81%
-------------------------------------------------------------------------
Commencement date                      01/07/54   12/20/91   07/20/93
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An Investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

             PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--June 30, 2002)


1.   MICROSOFT                   3.6%
     Develops and supports a
     range of software products.

2.   PFIZER                      3.2%
     Manufactures pharmaceuticals,
     including Viagra and Lipitor, and
     consumer products such as Certs,
     Listerine, and Visine.

3.   WAL-MART STORES             2.4%
     Operates discount department stores
     and warehouse membership clubs.

4.   GENERAL ELECTRIC            2.3%
     Produces appliances, lighting
     products, aircraft engines, and
     plastics.

5.   PHILIP MORRIS               1.9%
     Manufactures and sells various
     consumer products.

6.   JOHNSON & JOHNSON           1.6%
     Manufactures health care products,
     including Band-Aid, Tylenol and
     Motrin brands.

7.   FANNIE MAE                  1.5%
     Works with lenders to provide
     federally mandated mortgages to low-
     and middle-income families in the
     United States.

8.   FIRST DATA                  1.5%
     Provides credit card transaction and
     billing services to banks and
     retailers.

9.   CISCO SYSTEMS               1.5%
     Provides solutions that connect
     computing devices and computer
     networks.

10.  CITIGROUP                   1.4%
     Provides financial services to
     consumer and corporate customers
     around the world.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)
 [BAR GRAPH]

                                                                       JUNE 30, 2002                    DECEMBER 31, 2001
                                                                       -------------                    -----------------
Pharmaceuticals                                                             8.8%                              11.5%
Diversified Financial Services                                              7.5%                               7.8%
Systems Software                                                            5.7%                               5.6%
Banks                                                                       5.3%                               4.9%
Semiconductors                                                              3.7%                               5.6%


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN ENTERPRISE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2002. THE FUND IS MANAGED BY THE ADVISER'S MULTI-CAP GROWTH TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE JEFF D. NEW, MANAGING DIRECTOR, MIKE DAVIS, EXECUTIVE DIRECTOR, MARY JAYNE MALY, VICE PRESIDENT, AND SEAN CONNER, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   HOW DID THE FUND PERFORM
    DURING THE SIX-MONTH PERIOD?

A   In a difficult environment for
equity investing, the fund returned -18.87 percent for the six-month period ended June 30, 2002. By comparison, the Standard & Poor's 500 Index, returned -13.15 percent in the period. The Russell 1000(R) Growth Index, which we believe more closely resembles the fund, returned -20.78 percent. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance for other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial adviser. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market, and the Russell 1000(R) Growth Index is an unmanaged index that reflects the general performance of growth stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   WHAT WERE SOME OF THE
    BROADER MARKET FACTORS THAT MADE THE INVESTING ENVIRONMENT CHALLENGING?

A   The volatile market environment
that became pronounced after the September 11 terrorist attacks continued into the first half of 2002, exacerbated by weak corporate profits, earnings disappointments and concerns of accounting practices as a result of the Enron and WorldCom debacles. Positive factors included some signs of macroeconomic improvement during the period, as a number of positive data points were reported and inflation remained stable. Nonetheless, investor confidence deteriorated, leading to a decline among most stock indices during the reporting period.

Q   GIVEN THE TURBULENT MARKET
    ENVIRONMENT, WHAT WAS YOUR STRATEGY IN MANAGING THE FUND?

A   As we do in all types of market
conditions, we continued to use a research-oriented, bottom-up investment strategy where we focus on growth companies that we believe offer a combination of strong current or expected future business fundamentals and an attractive valuation. Early in 2001, our management approach took the form of a "barbell" strategy. Using such an approach, we divided the portfolio roughly in half between two types of stocks. On one side of the barbell, we invested in defensively oriented growth companies--stocks, in other words, we believed would perform favorably in a slowing economy. On the other side of the barbell were more economically sensitive companies--those we thought would benefit if the economy significantly improved. We continue to use this barbell approach, ideally seeking companies that have, in our view, an optimal blend of strong fundamentals and attractive valuations.

Q   CAN YOU GIVE SOME EXAMPLES OF
    STOCKS THAT DETRACTED FROM PERFORMANCE IN THE PERIOD?

A   Most of the portfolio's laggards
were concentrated in technology and industrial stocks. Tyco, which had been one of the portfolio's largest positions, declined sharply and was eliminated during the period. The company had planned to split itself into four parts, but plans fell through and management credibility issues arose. In technology, contract manufacturers Celestica and Flextronics--outsourcing companies used by major tech firms to assemble and deliver the actual hardware--were hard hit by the tech slowdown. Electronic Data Systems (EDS), a services provider with strong business ties to WorldCom, declined sharply after WorldCom announced its balance sheet problems. The fund's position in EDS was reduced, but it remained in the portfolio at the end of the period. Waste Management was another disappointing holding, and was eliminated in February after pre-announcing that it would miss analysts December 2001 quarter-end earnings estimates.

Q   WHAT WERE SOME OF THE
    STOCKS WHOSE PERFORMANCE HELPED THE FUND DURING THE REPORTING PERIOD?

A   Despite the difficult market
environment, there were some bright spots in the portfolio. Wellpoint Health Networks and United Healthcare, two managed-care organizations (HMO), benefited from increases in insurance premiums. PPG Industries, a chemical company with ties to the automotive industry rose as a result of strong auto sales. In the retail sector, Sears posted gains after exceeding earnings estimates, as new management continued restructuring the company. Limited Brands also turned in a strong showing in the period, propelled by strong consumer demand. Elsewhere, Bank of America and Wachovia contributed positively to performance, as did Boston Scientific, which benefited from a favorable court ruling during the period.

    Keep in mind not all stocks in the fund performed favorably, nor is there any guarantee that these stocks will continue to perform well or be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WERE THERE ANY MAJOR PORTFOLIO
    SHIFTS DURING THE PERIOD?

A   As we mentioned, Tyco, formerly a
major portfolio holding was eliminated. The fund's position in Wal-Mart has grown significantly, as the stock has performed well aided by its strong and successful push in offering groceries in its stores. Elsewhere, we reduced the fund's position in IBM, first on valuation concerns and then because of deteriorating fundamentals in the tech sector overall.

Q   HOW DO YOU PLAN TO MANAGE THE
    PORTFOLIO GOING FORWARD?

A   Uncertainty is still present in the
market, and accordingly we plan to continue our barbell investment approach. We believe it is important to select stocks carefully in this market environment. Our goal is to seek to manage downside risk as much as possible, while still attempting to position the portfolio to participate fully in a market upturn.

    Despite the current economic downturn, we continue to see a number of positive signs for the market--low interest rates, controlled inflation and improving economic data--that suggest an economic recovery may be in sight sometime later this year, or early in 2003. Every day we reevaluate our portfolio to determine whether the portfolio's balance of defensive and more economically sensitive stocks is appropriate. As we await more conclusive signs on the likely economic direction and companies' earnings prospects, we will continue to search for growth companies that meet our investment criteria of strong business fundamentals and attractive valuations.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings called Class A, Class B and Class C shares, each with varying fees and sales charges.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
COMMON STOCKS  95.5%
ADVERTISING  0.5%
Interpublic Group Cos., Inc. ............................    384,700   $    9,525,172
                                                                       --------------

AEROSPACE & DEFENSE  1.0%
Honeywell International, Inc. ...........................    556,000       19,587,880
                                                                       --------------
APPAREL & ACCESSORIES  1.5%
Jones Apparel Group, Inc. (a)............................    571,000       21,412,500
Polo Ralph Lauren Corp. (a)..............................    382,900        8,576,960
                                                                       --------------
                                                                           29,989,460
                                                                       --------------
APPAREL RETAIL  1.7%
Limited Brands...........................................    718,000       15,293,400
TJX Co., Inc. ...........................................    948,000       18,590,280
                                                                       --------------
                                                                           33,883,680
                                                                       --------------
APPLICATION SOFTWARE  1.8%
Autodesk, Inc. ..........................................    367,000        4,862,750
Cadence Design Systems, Inc. (a).........................    436,000        7,028,320
Electronic Arts, Inc. (a)................................     91,000        6,010,550
Intuit, Inc. (a).........................................    250,000       12,430,000
PeopleSoft, Inc. (a).....................................    303,000        4,508,640
                                                                       --------------
                                                                           34,840,260
                                                                       --------------
AUTO PARTS & EQUIPMENT  1.2%
Johnson Controls, Inc. ..................................    145,000       11,833,450
Lear Corp. (a)...........................................    236,000       10,915,000
                                                                       --------------
                                                                           22,748,450
                                                                       --------------
BANKS  5.1%
Bank of America Corp. ...................................    311,000       21,881,960
Bank One Corp. ..........................................    142,000        5,464,160
Compass Bancshares, Inc. ................................    130,000        4,368,000
Fifth Third Bancorp......................................     84,000        5,598,600
FleetBoston Financial Corp. .............................    132,000        4,270,200
Keycorp..................................................    273,000        7,452,900
National City Corp. .....................................    230,000        7,647,500
SunTrust Banks, Inc. ....................................    124,000        8,397,280
Wachovia Corp. ..........................................    177,000        6,757,860

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
BANKS (CONTINUED)
Washington Mutual, Inc. .................................    408,000   $   15,140,880
Wells Fargo & Co. .......................................    265,000       13,265,900
                                                                       --------------
                                                                          100,245,240
                                                                       --------------
BIOTECHNOLOGY  2.1%
Amgen, Inc. (a)..........................................    398,000       16,668,240
Genzyme Corp. (a)........................................    399,000        7,676,760
Gilead Sciences, Inc. (a)................................    339,000       11,146,320
MedImmune, Inc. (a)......................................    213,000        5,623,200
                                                                       --------------
                                                                           41,114,520
                                                                       --------------
BREWERS  0.5%
Anheuser-Busch Cos., Inc. ...............................    204,000       10,200,000
                                                                       --------------

BROADCASTING & CABLE TV  0.3%
Clear Channel Communications, Inc. (a)...................    165,000        5,283,300
                                                                       --------------

CASINOS & GAMING  1.1%
MGM MIRAGE (a)...........................................    339,000       11,441,250
Park Place Entertainment Corp. (a).......................    974,000        9,983,500
                                                                       --------------
                                                                           21,424,750
                                                                       --------------
COMPUTER & ELECTRONICS RETAIL  1.1%
Best Buy Co., Inc. (a)...................................    238,000        8,639,400
CDW Computer Centers, Inc. (a)...........................    295,700       13,841,717
                                                                       --------------
                                                                           22,481,117
                                                                       --------------
COMPUTER HARDWARE  2.1%
Dell Computer Corp. (a)..................................  1,007,000       26,322,980
International Business Machines Corp. ...................    211,000       15,192,000
                                                                       --------------
                                                                           41,514,980
                                                                       --------------
COMPUTER STORAGE & PERIPHERALS  0.3%
EMC Corp. (a)............................................    859,000        6,485,450
                                                                       --------------

CONSUMER FINANCE  1.3%
Capital One Financial Corp. .............................     80,500        4,914,525
Countrywide Credit Industries, Inc. .....................    196,000        9,457,000
Household International, Inc. ...........................     92,000        4,572,400
MBNA Corp. ..............................................    219,000        7,242,330
                                                                       --------------
                                                                           26,186,255
                                                                       --------------
DATA PROCESSING SERVICES  3.4%
Affiliated Computer Services, Inc., Class A (a)..........    454,000       21,555,920
Automatic Data Processing, Inc. .........................    151,000        6,576,050
First Data Corp. ........................................    756,000       28,123,200

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
DATA PROCESSING SERVICES (CONTINUED)
Fiserv, Inc. (a).........................................    176,000   $    6,460,960
Sabre Holdings Corp. (a).................................    121,000        4,331,800
                                                                       --------------
                                                                           67,047,930
                                                                       --------------
DEPARTMENT STORES  2.8%
Federated Department Stores, Inc. (a)....................    530,000       21,041,000
Kohl's Corp. (a).........................................    152,000       10,652,160
Sears Roebuck & Co. .....................................    437,000       23,729,100
                                                                       --------------
                                                                           55,422,260
                                                                       --------------
DIVERSIFIED COMMERCIAL SERVICES  1.1%
Cendant Corp. (a)........................................  1,015,000       16,118,200
Equifax, Inc. ...........................................    241,000        6,507,000
                                                                       --------------
                                                                           22,625,200
                                                                       --------------
DIVERSIFIED FINANCIAL SERVICES  7.2%
American Express Co. ....................................    186,000        6,755,520
Bear Stearns Cos., Inc. .................................    140,000        8,568,000
Citigroup, Inc. .........................................    690,000       26,737,500
Fannie Mae (a)...........................................    383,000       28,246,250
Freddie Mac..............................................    380,000       23,256,000
Goldman Sachs Group, Inc. ...............................     86,000        6,308,100
J.P. Morgan Chase & Co. .................................    317,000       10,752,640
Lehman Brothers Holdings, Inc. ..........................    173,000       10,815,960
Merrill Lynch & Co., Inc. ...............................    118,000        4,779,000
SLM Corp. ...............................................    102,000        9,883,800
T. Rowe Price Group, Inc. ...............................    177,000        5,819,760
                                                                       --------------
                                                                          141,922,530
                                                                       --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  2.0%
Celestica, Inc. (Canada) (a).............................    960,700       21,817,497
Tech Data Corp. (a)......................................    466,000       17,638,100
                                                                       --------------
                                                                           39,455,597
                                                                       --------------
GENERAL MERCHANDISE STORES  2.3%
Wal-Mart Stores, Inc. ...................................    810,000       44,558,100
                                                                       --------------

HEALTH CARE DISTRIBUTORS & SERVICES  0.4%
Lincare Holdings, Inc. (a)...............................    248,000        8,010,400
                                                                       --------------

HEALTH CARE EQUIPMENT  1.9%
Baxter International, Inc. ..............................    421,400       18,731,230
Boston Scientific Corp. (a)..............................    321,000        9,411,720
St. Jude Medical, Inc. (a)...............................    118,000        8,714,300
                                                                       --------------
                                                                           36,857,250
                                                                       --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
HEALTH CARE FACILITIES  0.6%
Tenet Healthcare Corp. (a)...............................    156,000   $   11,161,800
                                                                       --------------

HEALTH CARE SUPPLIES  1.3%
Alcon, Inc. (Switzerland) (a)............................    388,900       13,319,825
Allergan, Inc. ..........................................    198,000       13,216,500
                                                                       --------------
                                                                           26,536,325
                                                                       --------------
HOME IMPROVEMENT RETAIL  2.1%
Home Depot, Inc. ........................................    647,000       23,764,310
Lowe's Cos., Inc. .......................................    392,000       17,796,800
                                                                       --------------
                                                                           41,561,110
                                                                       --------------
HOTELS  0.6%
Starwood Hotels & Resorts Worldwide, Inc., Class B.......    346,800       11,406,252
                                                                       --------------

HOUSEHOLD APPLIANCES  0.6%
Maytag Corp. ............................................    269,000       11,472,850
                                                                       --------------

HOUSEWARES & SPECIALTIES  0.6%
Newell Rubbermaid, Inc. .................................    353,000       12,376,180
                                                                       --------------

INDUSTRIAL CONGLOMERATES  2.2%
General Electric Co. ....................................  1,493,000       43,371,650
                                                                       --------------

INDUSTRIAL MACHINERY  0.7%
Ingersoll-Rand Co., Class A (Bermuda)....................    282,000       12,876,120
                                                                       --------------

INSURANCE BROKERS  0.4%
Marsh & McLennan Cos., Inc. .............................     90,000        8,694,000
                                                                       --------------

INTEGRATED OIL & GAS  1.9%
Conoco, Inc. ............................................    830,000       23,074,000
Phillips Petroleum Co. ..................................    229,000       13,483,520
                                                                       --------------
                                                                           36,557,520
                                                                       --------------
IT CONSULTING & SERVICES  0.8%
Electronic Data Systems Corp. ...........................    448,000       16,643,200
                                                                       --------------

LIFE & HEALTH INSURANCE  0.4%
Torchmark Corp. .........................................    181,000        6,914,200
                                                                       --------------

MANAGED HEALTH CARE  2.8%
Aetna, Inc. .............................................    363,000       17,413,110
Anthem, Inc. (a).........................................    205,000       13,833,400

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
MANAGED HEALTH CARE (CONTINUED)
UnitedHealth Group, Inc. ................................    130,000   $   11,901,500
Wellpoint Health Networks, Inc. (a)......................    161,000       12,527,410
                                                                       --------------
                                                                           55,675,420
                                                                       --------------
MOVIES & ENTERTAINMENT  0.6%
AOL Time Warner, Inc. (a)................................    801,000       11,782,710
                                                                       --------------

MULTI-LINE INSURANCE  1.3%
American International Group, Inc. ......................    387,000       26,405,010
                                                                       --------------

NETWORKING EQUIPMENT  1.4%
Cisco Systems, Inc. (a)..................................  2,012,000       28,067,400
                                                                       --------------

OIL & GAS DRILLING  2.3%
GlobalSantaFe Corp. .....................................    461,000       12,608,350
Noble Drilling Corp. (a).................................    455,000       17,563,000
Transocean, Inc. ........................................    467,000       14,547,050
                                                                       --------------
                                                                           44,718,400
                                                                       --------------
OIL & GAS EQUIPMENT & SERVICES  0.5%
Smith International, Inc. (a)............................    153,000       10,433,070
                                                                       --------------

OIL & GAS EXPLORATION & PRODUCTION  0.4%
EOG Resources, Inc. .....................................    217,000        8,614,900
                                                                       --------------

PACKAGED FOODS  0.7%
Kellogg Co. .............................................    383,000       13,734,380
                                                                       --------------

PAPER PRODUCTS  1.1%
International Paper Co. .................................    474,000       20,656,920
                                                                       --------------

PHARMACEUTICALS  8.4%
Bristol-Myers Squibb Co. ................................    550,000       14,135,000
Forest Laboratories, Inc. (a)............................    149,000       10,549,200
Johnson & Johnson........................................    566,000       29,579,160
King Pharmaceuticals, Inc. (a)...........................    387,000        8,610,750
Mylan Laboratories, Inc. ................................    233,000        7,304,550
Pfizer, Inc. ............................................  1,711,500       59,902,500
Pharmacia Corp. .........................................    578,000       21,646,100
Wyeth....................................................    275,100       14,085,120
                                                                       --------------
                                                                          165,812,380
                                                                       --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
PROPERTY & CASUALTY INSURANCE  0.6%
Allstate Corp. ..........................................    166,000   $    6,138,680
Travelers Property Casualty Corp. (a)....................    310,700        5,499,390
                                                                       --------------
                                                                           11,638,070
                                                                       --------------
PUBLISHING & PRINTING  1.4%
Gannett Co., Inc. .......................................    179,000       13,586,100
New York Times Co., Class A..............................    283,000       14,574,500
                                                                       --------------
                                                                           28,160,600
                                                                       --------------
RAILROADS  1.1%
CSX Corp. ...............................................    626,000       21,941,300
                                                                       --------------

RESTAURANTS  1.1%
Darden Restaurants, Inc. ................................    367,500        9,077,250
Yum! Brands, Inc. (a)....................................    406,000       11,875,500
                                                                       --------------
                                                                           20,952,750
                                                                       --------------
SEMICONDUCTOR EQUIPMENT  1.4%
Applied Materials, Inc. (a)..............................    348,000        6,618,960
KLA-Tencor Corp. (a).....................................    141,000        6,202,590
Lam Research Corp. (a)...................................    510,000        9,169,800
Novellus Systems, Inc. (a)...............................    173,000        5,882,000
                                                                       --------------
                                                                           27,873,350
                                                                       --------------
SEMICONDUCTORS  3.5%
Analog Devices, Inc. (a).................................    290,000        8,613,000
Fairchild Semiconductor Corp. (a)........................    430,000       10,449,000
Intel Corp. .............................................    745,000       13,611,150
International Rectifier Corp. (a)........................    163,000        4,751,450
Linear Technology Corp. .................................    151,000        4,745,930
STMicroelectronics NV (Switzerland)......................    282,000        6,861,060
Taiwan Semiconductor Manufacturing Company Ltd.--ADR
  (Taiwan-Republic of China) (a).........................     78,100        1,015,300
Taiwan Semiconductor Manufacturing Company Ltd.
  (4,538,000 Common Stock Warrants expiring 08/23/02)
  (Taiwan-Republic of China) (a).........................  4,538,000       10,122,463
Texas Instruments, Inc. .................................    247,000        5,853,900
Xilinx, Inc. (a).........................................    161,000        3,611,230
                                                                       --------------
                                                                           69,634,483
                                                                       --------------
SOFT DRINKS  0.8%
PepsiCo, Inc. ...........................................    313,000       15,086,600
                                                                       --------------

SPECIALTY CHEMICALS  0.8%
PPG Industries, Inc. ....................................    263,000       16,279,700
                                                                       --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
SPECIALTY STORES  1.7%
AutoZone, Inc. (a).......................................    217,000   $   16,774,100
Office Depot, Inc. (a)...................................    957,000       16,077,600
                                                                       --------------
                                                                           32,851,700
                                                                       --------------
SYSTEMS SOFTWARE  5.5%
BMC Software, Inc. (a)...................................    786,000       13,047,600
Computer Associates International, Inc. .................    538,000        8,548,820
Microsoft Corp. (a)......................................  1,250,000       68,375,000
Symantec Corp. (a).......................................    544,000       17,870,400
                                                                       --------------
                                                                          107,841,820
                                                                       --------------
TELECOMMUNICATIONS EQUIPMENT  1.3%
Motorola, Inc. ..........................................    662,000        9,546,040
Nokia Corp.--ADR (Finland)...............................    691,000       10,005,680
QUALCOMM, Inc. (a).......................................    221,000        6,075,290
                                                                       --------------
                                                                           25,627,010
                                                                       --------------
TOBACCO  1.9%
Philip Morris Cos., Inc. ................................    838,000       36,603,840
                                                                       --------------

TOTAL LONG-TERM INVESTMENTS 95.5%
    (Cost $2,053,637,275)...........................................    1,881,372,801
REPURCHASE AGREEMENT  3.5%
State Street Bank & Trust Co. ($69,039,000 par collateralized by
  U.S. Government obligations in a pooled cash account, dated
  06/28/02, to be sold on 07/01/02 at $69,049,816)
  (Cost $69,039,000)................................................       69,039,000
                                                                       --------------

TOTAL INVESTMENTS  99.0%
    (Cost $2,122,676,275)...........................................    1,950,411,801

OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%.........................       18,965,584
                                                                       --------------

NET ASSETS  100.0%..................................................   $1,969,377,385
                                                                       ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $2,122,676,275).....................  $1,950,411,801
Cash........................................................         316,926
Receivables:
  Investments Sold..........................................      28,163,980
  Fund Shares Sold..........................................       7,104,828
  Dividends.................................................       1,416,856
  Interest..................................................          10,816
Other.......................................................         253,217
                                                              --------------
    Total Assets............................................   1,987,678,424
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      10,395,488
  Fund Shares Repurchased...................................       4,180,980
  Distributor and Affiliates................................       1,890,750
  Investment Advisory Fee...................................         800,952
Accrued Expenses............................................         741,473
Trustees' Deferred Compensation and Retirement Plans........         291,396
                                                              --------------
    Total Liabilities.......................................      18,301,039
                                                              --------------
NET ASSETS..................................................  $1,969,377,385
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $2,785,962,971
Accumulated Net Investment Loss.............................      (4,201,230)
Net Unrealized Depreciation.................................    (172,264,474)
Accumulated Net Realized Loss...............................    (640,119,882)
                                                              --------------
NET ASSETS..................................................  $1,969,377,385
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,404,484,693 and 129,034,834 shares of
    beneficial interest issued outstanding).................  $        10.88
    Maximum sales charge (5.75%* of offering price).........             .66
                                                              --------------
    Maximum offering price to public........................  $        11.54
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $505,580,453 and 49,629,949 shares of
    beneficial interest issued and outstanding).............  $        10.19
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $59,312,239 and 5,750,959 shares of
    beneficial interest issued and outstanding).............  $        10.31
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $16,654).....  $  10,144,155
Interest....................................................        380,159
                                                              -------------
    Total Income............................................     10,524,314
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................      5,347,766
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,930,061, $3,042,330 and $366,335,
  respectively).............................................      5,338,726
Shareholder Services........................................      2,992,285
Custody.....................................................         94,632
Legal.......................................................         44,813
Trustees' Fees and Related Expenses.........................         24,345
Other.......................................................        591,447
                                                              -------------
    Total Expenses..........................................     14,434,014
    Less Credits Earned on Cash Balances....................         18,031
                                                              -------------
    Net Expenses............................................     14,415,983
                                                              -------------
NET INVESTMENT LOSS.........................................  $  (3,891,669)
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(184,938,678)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    109,301,968
  End of the Period.........................................   (172,264,474)
                                                              -------------
Net Unrealized Depreciation During the Period...............   (281,566,442)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(466,505,120)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(470,396,789)
                                                              =============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    JUNE 30, 2002      DECEMBER 31, 2001
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss...............................  $   (3,891,669)     $  (10,713,482)
Net Realized Loss.................................    (184,938,678)       (363,025,648)
Net Unrealized Depreciation During the Period.....    (281,566,442)       (350,376,285)
                                                    --------------      --------------
Change in Net Assets from Operations..............    (470,396,789)       (724,115,415)
                                                    --------------      --------------

Distributions from Net Realized Gain:
  Class A Shares..................................             -0-          (3,046,787)
  Class B Shares..................................             -0-          (1,388,720)
  Class C Shares..................................             -0-            (172,225)
                                                    --------------      --------------
Total Distributions...............................             -0-          (4,607,732)
                                                    --------------      --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................    (470,396,789)       (728,723,147)
                                                    --------------      --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................     178,749,558         505,703,817
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................             -0-           4,272,801
Cost of Shares Repurchased........................    (288,171,243)       (641,493,957)
                                                    --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................    (109,421,685)       (131,517,339)
                                                    --------------      --------------
TOTAL DECREASE IN NET ASSETS......................    (579,818,474)       (860,240,486)
NET ASSETS:
Beginning of the Period...........................   2,549,195,859       3,409,436,345
                                                    --------------      --------------
End of the Period (Including accumulated net
  investment loss of $4,201,230 and $309,561,
  respectively)...................................  $1,969,377,385      $2,549,195,859
                                                    ==============      ==============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX
                                MONTHS
                                ENDED                 YEAR ENDED DECEMBER 31,
CLASS A SHARES                 JUNE 30,   -----------------------------------------------
                                 2002      2001      2000      1999      1998      1997
                               ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................  $ 13.41    $ 16.95   $ 22.77   $ 20.63   $ 17.41   $ 15.12
                               -------    -------   -------   -------   -------   -------
  Net Investment Income/
    Loss.....................     (.01)      (.02)     (.08)     (.03)      .06       .09
  Net Realized and Unrealized
    Gain/Loss................    (2.52)     (3.50)    (3.17)     5.20      3.98      4.11
                               -------    -------   -------   -------   -------   -------
Total from Investment
  Operations.................    (2.53)     (3.52)    (3.25)     5.17      4.04      4.20
                               -------    -------   -------   -------   -------   -------
Less:
  Distributions from Net
    Investment Income........      -0-        -0-       -0-       -0-       .05       .06
  Distributions from Net
    Realized Gain............      -0-        .02      2.57      3.03       .77      1.85
                               -------    -------   -------   -------   -------   -------
Total Distributions..........      -0-        .02      2.57      3.03       .82      1.91
                               -------    -------   -------   -------   -------   -------
NET ASSET VALUE, END OF THE
  PERIOD.....................  $ 10.88    $ 13.41   $ 16.95   $ 22.77   $ 20.63   $ 17.41
                               =======    =======   =======   =======   =======   =======

Total Return (a).............  -18.87%*   -20.75%   -14.98%    26.56%    23.56%    28.55%
Net Assets at End of the
  Period (In millions).......  $1,404.5   $1,770.4  $2,293.4  $2,591.1  $2,137.4  $1,706.1
Ratio of Expenses to Average
  Net Assets.................    1.03%      1.05%      .89%      .91%      .94%      .93%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets.....................    (.11%)     (.15%)    (.30%)    (.13%)     .32%      .54%
Portfolio Turnover...........      42%*       90%      117%      111%       72%       73%

 * Non-annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   SIX
                                  MONTHS
                                  ENDED                 YEAR ENDED DECEMBER 31,
CLASS B SHARES                   JUNE 30,   -----------------------------------------------
                                 2002(b)    2001(b)   2000(b)     1999     1998(b)    1997
                                 ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................  $ 12.60    $ 16.05   $ 21.88   $  20.07   $17.06    $14.91
                                 -------    -------   -------   --------   ------    ------
  Net Investment Loss..........     (.05)      (.12)     (.23)      (.15)    (.09)     (.02)
  Net Realized and Unrealized
    Gain/Loss..................    (2.36)     (3.31)    (3.03)      4.99     3.88      4.02
                                 -------    -------   -------   --------   ------    ------
Total from Investment
  Operations...................    (2.41)     (3.43)    (3.26)      4.84     3.79      4.00
Less Distributions from Net
  Realized Gain................      -0-        .02      2.57       3.03      .78      1.85
                                 -------    -------   -------   --------   ------    ------
NET ASSET VALUE, END OF THE
  PERIOD.......................  $ 10.19    $ 12.60   $ 16.05   $  21.88   $20.07    $17.06
                                 =======    =======   =======   ========   ======    ======

Total Return (a)...............  -19.13%*   -21.35%   -15.65%     25.54%   22.65%    27.50%
Net Assets at End of the Period
  (In millions)................  $ 505.6    $ 693.8   $ 976.5   $1,020.8   $816.3    $542.2
Ratio of Expenses to Average
  Net Assets...................    1.80%      1.80%     1.67%      1.67%    1.74%     1.75%
Ratio of Net Investment Loss to
  Average Net Assets...........    (.89%)     (.91%)   (1.09%)     (.91%)   (.49%)    (.29%)
Portfolio Turnover.............      42%*       90%      117%       111%      72%       73%

 * Non-annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX
                                   MONTHS
                                   ENDED                YEAR ENDED DECEMBER 31,
CLASS C SHARES                    JUNE 30,   ---------------------------------------------
                                  2002(b)    2001(b)   2000(b)    1999    1998(b)    1997
                                  --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................  $ 12.76    $ 16.25   $ 22.09   $20.24   $17.19    $15.01
                                  -------    -------   -------   ------   ------    ------
  Net Investment Loss...........     (.05)      (.12)     (.21)    (.14)    (.09)     (.02)
  Net Realized and Unrealized
    Gain/Loss...................    (2.40)     (3.35)    (3.06)    5.02     3.91      4.05
                                  -------    -------   -------   ------   ------    ------
Total from Investment
  Operations....................    (2.45)     (3.47)    (3.27)    4.88     3.82      4.03
Less Distributions from Net
  Realized Gain.................      -0-        .02      2.57     3.03      .77      1.85
                                  -------    -------   -------   ------   ------    ------
NET ASSET VALUE, END OF THE
  PERIOD........................  $ 10.31    $ 12.76   $ 16.25   $22.09   $20.24    $17.19
                                  =======    =======   =======   ======   ======    ======

Total Return (a)................  -19.20%*   -21.33%   -15.54%   25.59%   22.65%    27.51%
Net Assets at End of the Period
  (In millions).................  $  59.3    $  85.0   $ 124.2   $117.9   $ 86.0    $ 56.9
Ratio of Expenses to Average Net
  Assets (c)....................    1.80%      1.80%     1.55%    1.68%    1.74%     1.75%
Ratio of Net Investment Loss to
  Average Net Assets............    (.89%)     (.91%)    (.96%)   (.90%)   (.48%)    (.29%)
Portfolio Turnover..............      42%*       90%      117%     111%      72%       73%

 * Non-annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2000.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Enterprise Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks. The Fund commenced investment operations on January 7, 1954. The distribution of the Fund's Class B and Class C Shares commenced on December 20, 1991 and July 20, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed securities and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Premiums on debt securities are amortized and discounts are accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $418,853,265 which will expire December 31, 2009.

    At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $2,148,768,207
                                                                ==============
Gross tax unrealized appreciation...........................       105,350,639
Gross tax unrealized depreciation...........................      (303,707,045)
                                                                --------------
Net tax unrealized depreciation on investments..............    $ (198,356,406)
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sales transactions.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2002, the Fund's custody fee was reduced by $18,031 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $1 billion............................................       0.50%
Next $1 billion.............................................       0.45%
Next $1 billion.............................................       0.40%
Over $3 billion.............................................       0.35%

    For the six months ended June 30, 2002, the Fund recognized expenses of approximately $44,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended June 30, 2002, the Fund recognized expenses of approximately $72,200 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 2002, the Fund recognized expenses of approximately $2,696,800 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $182,960 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended June 30, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $73,620.

3. CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $1,789,518,964, $883,050,583, and
$113,393,424 for Classes A, B, and C, respectively. For the six months ended June 30, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   10,286,494    $ 128,271,919
  Class B...............................................    3,908,633       45,555,350
  Class C...............................................      417,125        4,922,289
                                                          -----------    -------------
Total Sales.............................................   14,612,252    $ 178,749,558
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................          -0-    $        --0-
  Class B...............................................          -0-              -0-
  Class C...............................................          -0-              -0-
                                                          -----------    -------------
Total Dividend Reinvestment.............................          -0-    $        --0-
                                                          ===========    =============
Repurchases:
  Class A...............................................  (13,269,430)   $(163,650,343)
  Class B...............................................   (9,342,454)    (108,821,769)
  Class C...............................................   (1,333,438)     (15,699,131)
                                                          -----------    -------------
Total Repurchases.......................................  (23,945,322)   $(288,171,243)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

At December 31, 2001, capital aggregated $1,824,897,388, $946,317,002,
$124,170,266, and $0 for Classes A, B, C, and D, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   23,139,864    $ 324,328,369
  Class B...............................................   11,892,969      159,436,241
  Class C...............................................    1,543,377       21,050,355
  Class D...............................................       55,920          888,852
                                                          -----------    -------------
Total Sales.............................................   36,632,130    $ 505,703,817
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................      216,523    $   2,801,803
  Class B...............................................      107,056        1,310,367
  Class C...............................................       12,965          160,631
  Class D...............................................          -0-              -0-
                                                          -----------    -------------
Total Dividend Reinvestment.............................      336,544    $   4,272,801
                                                          ===========    =============
Repurchases:
  Class A...............................................  (26,624,205)   $(363,877,670)
  Class B...............................................  (17,765,078)    (229,417,857)
  Class C...............................................   (2,534,082)     (33,045,905)
  Class D...............................................     (963,315)     (15,152,525)
                                                          -----------    -------------
Total Repurchases.......................................  (47,886,680)   $(641,493,957)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended June 30, 2002 and the year ended December 31, 2001, 1,852,175 and 3,215,984, Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended June 30, 2002 and the year ended December 31, 2001, no

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and within one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended June 30, 2002, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $389,400 and CDSC on redeemed shares of Class B and C of approximately $626,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $941,850,238, and $1,122,270,015, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended June 30, 2002 are payments retained by Van Kampen of approximately $2,567,300 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $114,600.

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN ENTERPRISE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64141-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
12, 112, 212                                                   Member NASD/SIPC.
ENT SAR 8/02                                                     6922H02-AP-8/02